UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

March 8, 2018

Date of Report (Date of earliest event reported)

US HIGHLAND, INC.
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

00-54624	26-4144571
(Commission File Number)	(IRS Employer Identification No.)

3500 Lennox Road, Suite 1500, Atlanta, Georgia 30309
(Address of principal executive offices)

(404) 419-2253
(Registrant’s telephone number, including area code)

_________________________________________
(Former Name or Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Forward-Looking Statements

This Current Report on Form 8-K and other written and oral statements made from time to time by us may contain so-called “forward-looking statements,” all of which are subject to risks and uncertainties. Forward-looking statements can be identified by the use of words such as “expects,” “plans,” “will,” “forecasts,” “projects,” “intends,” “estimates,” and other words of similar meaning. One can identify them by the fact that they do not relate strictly to historical or current facts. These statements are likely to address our growth strategy, financial results and product and development programs. One must carefully consider any such statement and should understand that many factors could cause actual results to differ from our forward looking statements. These factors may include inaccurate assumptions and a broad variety of other risks and uncertainties, including some that are known and some that are not. No forward looking statement can be guaranteed and actual future results may vary materially.

Information regarding market and industry statistics contained in this Current Report on Form 8-K is included based on information available to us that we believe is accurate. It is generally based on industry and other publications that are not produced for purposes of securities offerings or economic analysis. We have not reviewed or included data from all sources, and cannot assure investors of the accuracy or completeness of the data included in this Current Report. Forecasts and other forward-looking information obtained from these sources are subject to the same qualifications and the additional uncertainties accompanying any estimates of future market size, revenue and market acceptance of products and services. We do not assume any obligation to update any forward-looking statement. As a result, investors should not place undue reliance on these forward-looking statements.

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Item 1.01 Entry Into a Material Definitive Agreement.

Stock Purchase Agreement

On March 8, 2018, US Highland, Inc. (“UHLN” or the “Company”) entered into a stock purchase agreement (the “Stock Purchase Agreement”) with Device Corp., as seller (the “Seller”), pursuant to which the Company will acquire for approximately $75,000 in cash and warrants to acquire stock of the Company (the “Purchase Price”) all of the issued and outstanding shares of capital stock (collectively, the “Shares”) of TruFood Provisions Co., a Delaware corporation (“TruFood”), on the terms and subject to the conditions set forth in the Stock Purchase Agreement (the “TruFood Acquisition”). TruFood is engaged in the business of developing fast-casual restaurants, offering consumers a healthy diverse menu, made with fresh ingredients (the “Business”).

The Stock Purchase Agreement contains customary representations and warranties, covenants, agreements and indemnities. The closing of the TruFood Acquisition, which is currently expected to occur on April 30, 2018, is subject to customary closing conditions, including (i) the absence of any law restraining, enjoining or prohibiting the TruFood Acquisition, (ii) the accuracy of the other party’s representations and warranties (subject to customary materiality qualifiers) and (iii) the other party’s compliance with its covenants and agreements contained in the Stock Purchase Agreement (subject to customary materiality qualifiers). The closing of the TruFood Acquisition is not subject to any financing contingency.

Pursuant to the terms of a restrictive covenant agreement to be entered into at closing of the TruFood Acquisition by Seller, Seller has each agreed that neither Seller nor any of their respective affiliates will (i) engage in the Business in the United States of America for a period of five years following the closing of the TruFood Acquisition or (ii) solicit TruFood employees for a period of five years following the closing of the TruFood Acquisition, each subject to certain exceptions.

This summary of the Stock Purchase Agreement is qualified in its entirety by reference to the full text of the Stock Purchase Agreement, a copy of which is attached as Exhibit 2.1 to this Current Report on Form 8-K and incorporated into this Item 1.01 by reference.

The Stock Purchase Agreement has been included in this report to provide investors with information regarding its terms and conditions. It is not intended to provide any other factual information about the Company, the Seller, TruFood or any of their respective subsidiaries. The representations, warranties and covenants contained in the Stock Purchase Agreement were made only for purposes of that agreement and as of specific dates, were solely for the benefit of the parties to the Stock Purchase Agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Stock Purchase Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors are not third-party beneficiaries under the Stock Purchase Agreement and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the Company, the Seller or TruFood or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Stock Purchase Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures.

Item 3.02 Unregistered Sale of Securities.

As described in Item 1.01, the Company has agreed to issue up to 260,000,000 shares of preferred Stock upon to Seller closing of the TruFood Acquisition to partially finance the Purchase Price. This issuance and sale will be exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Section 4(a)(2) of the Securities Act. Seller has represented that it is an “accredited investor” as defined in Rule 501 under the Securities Act and that the Common Stock is being acquired for investment purposes and not with a view to or for sale in connection with any distribution thereof, and appropriate legends will be affixed to the securities.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits. The following exhibits listed in the following Exhibit Index are filed as part of this Current Report on Form 8-K.

2.1	Stock Purchase Agreement, dated as of March 8, 2018, by and among US Highland, Inc., as buyer, TruFood Provisions Co., as the target, and Device Corp., as seller.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

U.S. HIGHLAND, INC.

Date: March 14, 2018	By:	/s/ Everett M. Dickson
Everett M. Dickson, Chief Executive Officer

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